Exhibit 99.2

Q3 2018 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. is a publicly reporting, privately offered Real Estate Investment Trust (REIT) that acquires and holds freestanding, single-tenant, net-leased commercial properties. www.broadstone.com

Q3 2018 SUPPLEMENTAL INFORMATION

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	2

Q3 2018 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended September 30, 2018 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in Broadstone Net Lease, Inc.'s  Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the periods ended September 30, 2018, June 30, 2018, March 31, 2018 and September 30, 2017.

Forward Looking Statements

This information contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Forward-looking statements involve known and unknown risks, which may cause the Company’s actual future results to differ materially from expected results, including risks related to general economic conditions, local real estate conditions, tenant financial health, property acquisitions and the timing of these acquisitions, and the availability of capital to finance planned growth, among others, as described in the Company’s filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of our current operating plans and estimates as of the dates indicated. Actual operating results may differ materially from what is expressed or forecast herein. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	3

Q3 2018 SUPPLEMENTAL INFORMATION

Company Overview

Broadstone Net Lease, Inc. (the “Company,” “BNL,” “us,” “our” and “we”) is an externally managed REIT, formed as a Maryland corporation in 2007 to acquire and hold single-tenant, net-leased commercial real estate properties throughout the United States that are leased to the properties’ operators under long-term leases. We focus on real estate that is operated by a single tenant which is an integral part of the tenant’s business. Our diversified portfolio of real estate includes retail properties, such as quick service and casual dining restaurants, healthcare facilities, industrial manufacturing facilities, warehouse and distribution centers, and corporate offices, among others. We target properties with credit-worthy tenants that look to engage in a long-term lease relationship. Through long-term leases, our tenants are able to retain operational control of their critical locations, while conserving their capital to fund their fundamental business operations.

Senior Management

Amy L. Tait

Founder and Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Sean T. Cutt

Chief Investment Officer

Ryan M. Albano

Executive Vice President and Chief Financial Officer

David E. Kasprzak

Executive Vice President and Chief Business Development Officer

John D. Moragne

Executive Vice President, Chief Operating Officer, and Secretary

Tim Dieffenbacher

Senior Vice President and Chief Accounting Officer

Board of Directors

Amy L. Tait

Founder and Chairman of Broadstone Real Estate, LLC

Christopher J. Czarnecki

Chief Executive Officer and President of Broadstone Real Estate, LLC

Geoffrey H. Rosenberger

Lead Independent Director

Shekar Narasimhan

Independent Director

James H. Watters

Independent Director

David M. Jacobstein

Independent Director

Laurie A. Hawkes

Independent Director

Thomas P. Lydon, Jr.

Independent Director

Agha S. Khan

Director

Corporate Office & Contact Information

800 Clinton Square
Rochester, New York 14604
585-287-6500

info@broadstone.com
www.broadstone.com

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	4

Q3 2018 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
Financial Summary
Investment in rental property, net	$2,491,450	$2,415,399	$2,293,548	$2,227,758	$1,933,320
Total assets	2,905,345	2,815,258	2,681,669	2,578,756	2,244,099
Mortgage and notes payable, net	79,762	86,242	67,097	67,832	57,883
Unsecured term notes, net and revolver	1,225,473	1,199,864	1,154,159	1,109,912	848,407
Total liabilities	1,422,974	1,402,439	1,335,989	1,294,555	1,011,333
Total Broadstone Net Lease, Inc. stockholders' equity	1,369,667	1,300,542	1,248,768	1,186,825	1,140,214
Total equity (book value)	1,482,371	1,412,819	1,345,680	1,284,201	1,232,766
Total revenues	61,764	57,032	55,589	49,472	46,235
Total operating expenses	34,772	30,636	29,054	26,284	26,827
Interest expense	14,484	12,454	11,177	9,569	9,380
Net income	23,064	18,386	18,995	16,826	12,990
Net earnings per common share, basic and diluted	$1.03	$0.86	$0.92	$0.84	$0.68
FFO	44,969	34,362	34,858	31,460	27,189
FFO per share, basic and diluted	$2.02	$1.60	$1.68	$1.57	$1.42
AFFO	31,315	29,928	30,271	27,006	24,813
AFFO per share, basic and diluted	$1.40	$1.39	$1.46	$1.34	$1.30
Net cash provided by operating activities	34,842	26,438	32,237	25,575	27,057
Net cash used in investing activities	(86,870)	(100,196)	(87,524)	(313,795)	(134,292)
Net cash provided by financing activities	59,234	69,830	69,938	283,696	78,087
Distributions declared	28,416	28,002	26,948	25,015	23,949
Distributions declared per diluted share	$1.29	$1.29	$1.28	$1.25	$1.25

Portfolio Metrics
Properties	583	558	550	528	477
Rentable square feet	18.0M	17.4M	16.3M	15.9M	14.1M
% Leased	100.0%	100.0%	100.0%	100.0%	100.0%
Physical occupancy	99.4%	99.4%	99.4%	99.6%	98.2%
Weighted average remaining lease term (years)	12.8	12.9	13.0	13.1	13.2

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	5

Q3 2018 SUPPLEMENTAL INFORMATION

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Revenues
Rental income from operating leases	$58,189	$53,590	$51,832	$46,603	$43,233
Earned income from direct financing leases	1,017	953	966	966	968
Operating expenses reimbursed from tenants	2,529	2,486	2,749	1,812	1,995
Other income from real estate transactions	29	3	42	91	39
Total revenues	61,764	57,032	55,589	49,472	46,235
Operating expenses
Depreciation and amortization	21,869	20,232	19,202	17,294	15,643
Asset management fees	4,663	4,313	4,143	4,088	3,844
Property management fees	1,680	1,595	1,517	1,353	1,249
Property and operating expense	2,777	2,530	2,619	1,795	2,009
General and administrative	1,664	1,456	1,330	1,641	1,173
State and franchise tax	58	510	243	113	301
Provision for impairment of investment in rental properties	2,061	—	—	—	2,608
Total operating expenses	34,772	30,636	29,054	26,284	26,827
Operating income	26,992	26,396	26,535	23,188	19,408
Other income (expenses)
Preferred distribution income	65	187	188	187	187
Interest income	16	52	110	113	127
Interest expense	(14,484)	(12,454)	(11,177)	(9,569)	(9,380)
Cost of debt extinguishment	(50)	(51)	—	(132)	(1,404)
Gain on sale of real estate	2,025	4,256	3,339	2,660	4,052
Gain on sale of investment in related party	8,500	—	—	—	—
Other gains	—	—	—	379	—
Net income	23,064	18,386	18,995	16,826	12,990
Net income attributable to non-controlling interests	(1,797)	(1,412)	(1,422)	(1,296)	(1,042)
Net income attributable to Broadstone Net Lease, Inc.	$21,267	$16,974	$17,573	$15,530	$11,948

Weighted average number of common shares outstanding
Basic	20,554	19,829	19,167	18,515	17,617
Diluted	22,291	21,478	20,719	20,096	19,147
Net earnings per common share
Basic and diluted	$1.03	$0.86	$0.92	$0.84	$0.68

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	6

Q3 2018 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Net income	$23,064	$18,386	$18,995	$16,826	$12,990
Real property depreciation and amortization	21,869	20,232	19,202	17,294	15,643
Gain on sale of real estate	(2,025)	(4,256)	(3,339)	(2,660)	(4,052)
Provision for impairment of investment in rental properties	2,061	—	—	—	2,608
FFO	$44,969	$34,362	$34,858	$31,460	$27,189
Capital improvements/reserves	(49)	(49)	(49)	(49)	(49)
Straight line rent adjustment	(5,337)	(5,162)	(5,141)	(4,547)	(4,521)
Cost of debt extinguishment	50	51	—	132	1,404
Gain on sale of investments in related party	(8,500)	—	—	—	—
Other gains	—	—	—	(379)	—
Amortization of debt issuance costs	477	472	461	452	486
Amortization of net mortgage premiums	(36)	(35)	(36)	(74)	205
Gain on interest rate swaps and other non-cash interest expense	(4)	—	—	—	—
Amortization of lease intangibles	(255)	289	178	11	99
AFFO	$31,315	$29,928	$30,271	$27,006	$24,813

Diluted weighted average shares outstanding[1]	22,291	21,478	20,719	20,096	19,147
Net earnings per share, basic and diluted	$1.03	$0.86	$0.92	$0.84	$0.68
FFO per diluted share	2.02	1.60	1.68	1.57	1.42
AFFO per diluted share	1.40	1.39	1.46	1.34	1.30

1 Diluted weighted average number of shares of our common stock and membership units in Broadstone Net Lease, LLC outstanding computed in accordance with GAAP.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	7

Q3 2018 SUPPLEMENTAL INFORMATION

Balance Sheet

(unaudited, in thousands)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Assets
Accounted for using the operating method, net of accumulated depreciation	$2,449,438	$2,373,376	$2,251,938	$2,186,141	$1,891,708
Accounted for using the direct financing method	42,012	42,023	41,610	41,617	41,612
Investment in rental property, net	2,491,450	2,415,399	2,293,548	2,227,758	1,933,320
Cash and cash equivalents	17,301	13,765	13,499	9,355	13,698
Restricted cash	10,727	7,057	11,251	744	925
Accrued rental income	65,689	60,857	56,465	52,018	47,766
Tenant and other receivables, net	214	95	421	897	1,120
Tenant and capital reserves	1,087	1,041	992	943	897
Prepaid expenses and other assets	2,932	1,837	855	267	699
Notes receivable	—	—	6,527	6,527	6,527
Investment in related party	—	10,000	10,000	10,000	10,000
Interest rate swap, assets	35,525	30,169	24,040	11,008	7,493
Intangible lease assets, net	264,038	258,294	247,249	242,659	205,469
Debt issuance costs – unsecured revolver, net	2,453	2,644	2,835	3,026	3,139
Leasing fees, net	13,929	14,100	13,987	13,554	13,046
Total assets	$2,905,345	$2,815,258	$2,681,669	$2,578,756	$2,244,099
Liabilities and equity
Unsecured revolver	$—	$272,500	$317,000	$273,000	$126,500
Mortgages and notes payable, net	79,762	86,242	67,097	67,832	57,883
Unsecured term notes, net	1,225,473	927,364	837,159	836,912	721,907
Interest rate swap, liabilities	—	184	1,096	5,020	7,119
Accounts payable and other liabilities	21,453	22,492	22,197	20,345	18,426
Due to related parties	47	915	2,271	722	1,688
Tenant improvement allowances	2,920	4,292	4,292	5,669	6,627
Accrued interest payable	7,018	3,008	4,642	3,311	4,880
Intangible lease liabilities, net	86,301	85,442	80,235	81,744	66,303
Total liabilities	1,422,974	1,402,439	1,335,989	1,294,555	1,011,333

Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.001 par value	21	20	20	19	18
Additional paid-in capital	1,479,339	1,409,541	1,355,268	1,301,979	1,253,431
Subscriptions receivable	(1,690)	(500)	(144)	(15)	(470)
Cumulative distributions in excess of retained earnings	(141,117)	(135,829)	(127,183)	(120,280)	(112,725)
Accumulated other comprehensive income	33,114	27,310	20,807	5,122	(40)
Total Broadstone Net Lease, Inc. stockholders’ equity	1,369,667	1,300,542	1,248,768	1,186,825	1,140,214
Non-controlling interests	112,704	112,277	96,912	97,376	92,552
Total equity	1,482,371	1,412,819	1,345,680	1,284,201	1,232,766
Total liabilities and equity	$2,905,345	$2,815,258	$2,681,669	$2,578,756	$2,244,099

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	8

Q3 2018 SUPPLEMENTAL INFORMATION

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY ($ in thousands, except per share amounts)
Shares of Common Stock	21,077
Membership Units	1,737
Common Stock & OP Units	22,814
Price Per Share / Unit	$85.00
IMPLIED EQUITY MARKET CAPITALIZATION	$1,939,158
% of Total Capitalization	59.7%
DEBT ($ in thousands)
Unsecured Revolving Credit Facility - 2022	$—
Unsecured Term Loan Facilities	755,000
Unsecured Term Loan - 2021	300,000
Unsecured Term Loan - 2023	265,000
Unsecured Term Loan - 2024	190,000
Senior Unsecured Notes	475,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Mortgage Debt - Various	80,278
TOTAL DEBT	$1,310,278
% of Total Capitalization	40.3%
% of Total Capitalization Floating Rate Debt	0.0%
% of Total Capitalization Fixed Rate Debt	40.3%

ENTERPRISE VALUE ($ in thousands)
Total Capitalization	$3,249,436
Less: Cash and Cash Equivalents	(17,301)
Enterprise Value	$3,232,135

$300 million loan facility maturity is depicted with available extension options. The value of common stock and operating company unit equity is calculated by multiplying the total number of shares and units by BNL’s Determined Share Value of $85 as of September 30, 2018.

Equity Summary

(unaudited, dollars in millions)

The Company raises equity on a monthly basis through private offerings to accredited investors. Beginning in November 2017, BNL implemented a cap on new and additional investments at its monthly equity closings. The cap applies to new or additional investments and does not apply to investments made pursuant to its DRIP or equity capital received (operating company units) in connection with UPREIT transactions. The monthly cap was $15 million through June 2018. The cap was set to $20 million for the months of July 2018 through October 2018. The cap was increased to $30 million for the months November 2018 through January 2019.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	9

Q3 2018 SUPPLEMENTAL INFORMATION

Debt Outstanding

(unaudited, in thousands)

Year of Maturity	2015 Unsecured Term Loan Agreement	5.5-Year Term Loan	7-Year Term Loan	Senior Notes	Mortgages and Notes Payable	Total
2018	$—	$—	$—	$—	$827	$827
2019	300,000	—	—	—	3,433	303,433
2020	—	—	—	—	3,672	3,672
2021	—	—	—	—	18,584	18,584
2022	—	—	—	—	3,066	3,066
Thereafter	—	265,000	190,000	475,000	50,696	980,696
Total	$300,000	$265,000	$190,000	$475,000	$80,278	$1,310,278

	Outstanding Balance
	September 30,	December 31,
	2018	2017	Interest Rate	Maturity Date
2015 Unsecured Term Loan Agreement	$300,000	$325,000	1- month LIBOR + 1.40%	Feb. 2019
2017 Unsecured Revolving Credit and Term Loan Agreement
Revolver	—	273,000	1- and 3-month LIBOR + 1.20%	Jan. 2022
5.5-Year Term Loan	265,000	265,000	1- month LIBOR + 1.35%	Jan. 2023
7-Year Term Loan	190,000	100,000	1- month LIBOR + 1.90%	Jun. 2024
	455,000	638,000
Senior Notes
Series A	150,000	150,000	4.84%	Apr. 2027
Series B	225,000	—	5.09%	Jul. 2028
Series C	100,000	—	5.19%	Jul. 2030
	475,000	150,000
Total	1,230,000	1,113,000
Debt issuance costs, net	(4,527)	(3,088)
	1,225,473	1,109,912

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	10

Q3 2018 SUPPLEMENTAL INFORMATION

Debt Maturities and Interest Rate Exposure

(unaudited, dollars in millions)

Debt Maturities

The Company utilizes diversified sources of debt capital including unsecured bank debt, private placement debt, and secured mortgages (where appropriate).

$300 million term loan facility depicted with extension options.

Interest Rate Exposure

The Company uses interest rate swaps to mitigate the impact of interest rate variability. The intended net impact of the swaps is that the Company pays a fixed interest rate on its variable rate borrowings.

Interest rate exposure not inclusive of floating rate debt, as borrowings are short-term in nature.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	11

Q3 2018 SUPPLEMENTAL INFORMATION

Credit Facility and Notes Covenants

(unaudited)

The following is a summary of key financial covenants for the Company’s unsecured credit facility. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of September 30, 2018, the Company believes it is in compliance with the covenants.

Covenants	Required	Actual as of September 30, 2018
Leverage ratio	≤ 0.60 to 1.00	0.41
Secured indebtedness ratio	≤ 0.40 to 1.00	0.02
Unencumbered coverage ratio	≥ 1.75 to 1.00	3.26
Fixed charge coverage ratio	≥ 1.50 to 1.00	2.83
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.47
Dividends and other restricted payments	Only applicable in case of default	Not Applicable

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	12

Q3 2018 SUPPLEMENTAL INFORMATION

Acquisitions
(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property acquisition activity during 2018.

Q1 2018
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	24	116	20.0	$67,903
Industrial	3	335	13.0	32,627
Total Properties	27	451	17.6	$100,530
Weighted average cash cap rate				6.4%

Q2 2018
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	9	177	16.9	$41,143
Industrial	4	758	14.3	96,940
Other	1	95	7.1	16,170
Total Properties	14	1,030	14.3	$154,253
Weighted average cash cap rate				6.9%

Q3 2018
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	25	242	11.6	$59,822
Industrial	3	337	8.3	16,014
Office	1	154	10.4	34,670
Total Properties	29	733	10.8	$110,506
Weighted average cash cap rate				7.5%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	13

Q3 2018 SUPPLEMENTAL INFORMATION

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2018.

Q1 2018
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	3	10	$7,009	$9,503	$6,727	6.4%
Healthcare	2	30	6,464	7,310	5,672	8.4%
Total Properties	5	40	$13,473	$16,813	$12,399	7.3%

Q2 2018
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	4	17	$7,179	$9,770	$6,292	7.5%
Healthcare	2	11	4,300	5,759	4,003	6.8%
Total Properties	6	28	$11,479	$15,529	$10,295	7.2%

Q3 2018
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Healthcare	2	10	$2,606	$3,734	$2,424	6.9%
Retail	1	11	3,858	3,800	3,543	8.3%
Office	1	19	3,520	4,075	3,049	7.4%
Total Properties	4	40	$9,984	$11,609	$9,016	7.5%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	14

Q3 2018 SUPPLEMENTAL INFORMATION

Portfolio at a Glance: Key Metrics

Properties	583
States	42
Total Building Sq. Footage	18.0M
Enterprise Value	$3.2B
Tenants	142
Brands	123
Industries	46
% Leased	100%
Physical Occupancy (based on SF)	99.4%
Top Twenty Tenant Concentration	39.1%
Investment Grade (tenant/guarantor)	13.8%
Financial Reporting Coverage	87.2%
Weighted Average Annual Rent Increases	2.0%
Weighted Average Remaining Lease Term	12.8 years

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	15

Q3 2018 SUPPLEMENTAL INFORMATION

Diversification: Tenants & Brands

(unaudited, rent percentages based on contractual rent over the next twelve months)

Top 20 Tenants

Tenant	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,192	3.7%	665	3.7%
Red Lobster Hospitality	25	7,347	3.4%	203	1.1%
Jack's Family Restaurants	36	5,938	2.7%	121	0.7%
Outback Steakhouse	24	5,402	2.5%	152	0.8%
Krispy Kreme	26	4,908	2.2%	152	0.8%
Big Tex Trailer Manufacturing	17	4,596	2.1%	1,302	7.2%
Siemens	2	4,570	2.1%	545	3.0%
Nestle' Dreyer's Ice Cream Company	1	4,275	2.0%	309	1.7%
WendPartners & Subsidiaries	28	4,079	1.9%	82	0.5%
Arkansas Surgical Hospital	1	4,038	1.8%	129	0.7%
Nationwide Mutual Insurance Company	2	4,037	1.8%	407	2.3%
Bob Evans Restaurants	25	3,747	1.7%	131	0.7%
BEF Foods	2	3,688	1.7%	330	1.8%
Securus[1]	1	3,652	1.7%	154	0.9%
Zips Car Wash	14	3,174	1.4%	57	0.3%
Centene Management Company	1	3,084	1.4%	220	1.2%
Shemin Nurseries	9	2,783	1.3%	97	0.5%
K&N Management	4	2,739	1.3%	41	0.2%
GRHS Foundation	1	2,739	1.2%	120	0.7%
Raben Tire	19	2,701	1.2%	455	2.5%
Total Top 20 Tenants	248	$85,689	39.1%	5,672	31.3%

Top 20 Brands

Brand	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,192	3.7%	665	3.7%
Bob Evans Farms	27	7,435	3.4%	462	2.6%
Red Lobster	25	7,347	3.4%	203	1.1%
Wendy's	41	5,972	2.7%	122	0.7%
Jack's Family Restaurants	36	5,938	2.7%	121	0.7%
Taco Bell	41	5,222	2.4%	103	0.6%
Krispy Kreme	26	4,908	2.2%	152	0.8%
Outback Steakhouse	22	4,725	2.2%	139	0.8%
Big Tex Trailers	17	4,596	2.1%	1,302	7.2%
Siemens	2	4,570	2.1%	545	3.0%
Nestle	1	4,275	2.0%	309	1.7%
Arkansas Surgical Hospital	1	4,038	1.8%	128	0.7%
Nationwide Mutual Insurance Co.	2	4,037	1.8%	407	2.3%
Securus Technologies[1]	1	3,652	1.7%	154	0.9%
Applebee's Neighborhood Grill & Bar	19	3,600	1.6%	95	0.5%
Zips Car Wash	14	3,174	1.4%	57	0.3%
Centene Corp.	1	3,084	1.4%	220	1.2%
SiteOne Landscape Supply	9	2,783	1.3%	97	0.5%
Rudy's Country Store & Bar-B-Q	4	2,739	1.3%	41	0.2%
Rochester Regional Health System	1	2,739	1.2%	120	0.7%
Total Top 20 Brands	300	$93,026	42.4%	5,442	30.2%

1 Lease associated with this property requires BNL to pay for certain costs that are not reimbursed by the tenant. Estimated next twelve months net operating income associated with the property is $2,458.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	16

Q3 2018 SUPPLEMENTAL INFORMATION

Diversification: Property Type

(unaudited, rent percentages based on contractual rent over the next twelve months)

Property Type	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Retail - Other	119	$28,606	13.0%	2,127	11.8%
Retail - Casual Dining	110	24,674	11.3%	701	3.9%
Retail - QSR	153	23,679	10.8%	471	2.6%
Retail Total	382	76,959	35.1%	3,299	18.3%
Industrial - Warehouse/Distribution	22	28,722	13.1%	3,675	20.4%
Industrial - Manufacturing	45	21,508	9.8%	4,642	25.7%
Industrial - Flex	11	13,418	6.1%	1,837	10.2%
Industrial - Other	6	7,301	3.4%	779	4.3%
Industrial Total	84	70,949	32.4%	10,933	60.6%
Healthcare - Clinical	44	22,474	10.2%	1,098	6.1%
Healthcare - Surgical	13	9,835	4.5%	322	1.8%
Healthcare - Other	31	7,842	3.6%	320	1.8%
Healthcare Total	88	40,151	18.3%	1,740	9.7%
Office Total	15	22,563	10.3%	1,504	8.3%
Other Total	14	8,489	3.9%	567	3.1%
Total	583	$219,111	100.0%	18,043	100.0%

Diversification: Tenant Industry
(unaudited, rent percentages based on contractual rent over the next twelve months)

Industry	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Restaurants	265	$49,017	22.4%	1,208	6.7%
Health Care Facilities	75	34,448	15.7%	1,376	7.6%
Home Furnishing Retail	19	11,886	5.4%	1,300	7.2%
Specialized Consumer Services	41	10,496	4.8%	755	4.2%
Packaged Foods & Meats	5	8,955	4.1%	727	4.0%
Auto Parts & Equipment	31	8,792	4.0%	2,008	11.1%
Air Freight & Logistics	13	7,500	3.4%	519	2.9%
Health Care Services	12	6,679	3.0%	428	2.4%
Distributors	11	4,762	2.2%	579	3.2%
Industrial Conglomerates	2	4,570	2.1%	545	3.0%
Multi-line Insurance	2	4,037	1.8%	407	2.3%
Life Sciences Tools & Services	5	3,939	1.8%	301	1.7%
Industrial Machinery	13	3,929	1.8%	876	4.9%
Application Software	1	3,652	1.7%	154	0.9%
Aerospace & Defense	5	3,480	1.6%	690	3.8%
All others (31)	83	52,969	24.2%	6,170	34.1%
Total Industries	583	$219,111	100.0%	18,043	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	17

Q3 2018 SUPPLEMENTAL INFORMATION

Diversification: Geography

(unaudited, rent percentages based on contractual rent over the next twelve months)

TOTAL PROPERTIES: 583 TOTAL STATES: 42

State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	48	$23,570	10.8%	1,954	10.8%	KY	15	$3,212	1.5%	145	0.8%
FL	49	16,866	7.7%	803	4.4%	KS	10	2,924	1.3%	84	0.5%
WI	30	14,160	6.5%	1,365	7.6%	LA	2	2,726	1.2%	161	0.9%
MI	27	13,820	6.3%	1,293	7.2%	NM	7	2,392	1.1%	77	0.4%
OH	32	11,097	5.1%	822	4.6%	AZ	3	2,114	1.0%	138	0.8%
IL	18	10,722	4.9%	1,023	5.7%	WA	12	2,087	1.0%	103	0.6%
NC	27	9,880	4.5%	1,090	6.0%	UT	5	1,992	0.9%	149	0.8%
PA	16	9,077	4.1%	1,067	5.9%	IA	1	1,682	0.8%	411	2.3%
MN	16	8,828	4.0%	1,190	6.6%	MA	2	1,667	0.8%	309	1.7%
CA	9	8,166	3.7%	674	3.7%	CT	2	1,599	0.7%	55	0.3%
NY	13	7,718	3.5%	413	2.3%	WV	8	1,585	0.7%	36	0.2%
AL	44	7,671	3.5%	169	0.9%	NE	5	1,563	0.7%	164	0.9%
AR	11	7,211	3.3%	284	1.6%	MD	3	1,323	0.6%	99	0.6%
IN	22	6,981	3.2%	801	4.4%	CO	3	1,311	0.6%	94	0.5%
OK	29	6,142	2.8%	619	3.4%	NV	2	1,268	0.6%	81	0.4%
TN	34	6,137	2.8%	200	1.1%	MT	5	735	0.3%	14	0.1%
GA	26	5,209	2.4%	676	3.8%	DE	3	652	0.3%	35	0.2%
VA	11	3,759	1.7%	68	0.4%	WY	1	279	0.1%	21	0.1%
MO	9	3,741	1.7%	733	4.1%	MS	1	260	0.1%	7	<0.1%
SC	17	3,353	1.5%	334	1.9%	ND	1	228	0.1%	3	<0.1%
NJ	3	3,307	1.5%	275	1.5%	OR	1	97	0.1%	4	<0.1%
						Total	583	$219,111	100.0%	18,043	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	18

Q3 2018 SUPPLEMENTAL INFORMATION

Lease Expirations

(unaudited, rent percentages based on contractual rent over the next twelve months)

WEIGHTED AVERAGE
REMAINING LEASE TERM: 12.8 YRS

Expiration Year	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2019	3	314	0.1%	21	0.1%
2020	5	1,309	0.6%	109	0.6%
2021	9	1,332	0.6%	59	0.3%
2022	3	2,494	1.1%	87	0.5%
2023	14	6,909	3.2%	722	4.0%
2024	16	14,461	6.6%	1,787	9.9%
2025	10	2,190	1.0%	170	0.9%
2026	27	12,037	5.5%	797	4.4%
2027	33	19,102	8.7%	1,939	10.8%
2028	31	19,075	8.7%	1,633	9.1%
2029	60	16,749	7.6%	2,442	13.5%
2030 and thereafter	372	123,139	56.3%	8,277	45.9%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	19

Q3 2018 SUPPLEMENTAL INFORMATION

Portfolio Occupancy

(unaudited, based upon square feet)

Dividends Paid Per Share

(unaudited)

Year-to-date total return through September 30, 2018, assuming dividend reinvestment, was 10.05%.

On November 2, 2018, the Determined Share Value of our common stock was increased 1.2%, from $85.00 to $86.00. Year-to-date total return, assuming dividend reinvestment, through December 31, 2018, is projected to be 13.08%1.

1 Calculation of year-to-date total return assumes reinvestment of dividends declared by the Board of Directors but not yet paid for the months of November and December 2018.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	20

Q3 2018 SUPPLEMENTAL INFORMATION

Important Disclosures and Definitions Regarding Broadstone Net Lease, Inc. (BNL)

Not an offer to sell securities: Offers to sell interests in BNL are made exclusively through BNL’s Private Placement Memorandum (PPM). Offers, solicitations, and sales are not made in jurisdictions where not lawful or prohibited. Securities are not offered to residents of Arizona.

BNL’s securities are privately offered: BNL’s securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). BNL conducts its private offering in reliance upon the exemptions from Securities Act registration provided by Rule 506(c) under Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act and certain state securities laws. BNL’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), the attorney general of the State of New York, any other state securities commission or any other regulatory authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented. Any representation to the contrary is a criminal offense.

BNL files public reports with the SEC: BNL has registered its shares of common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). BNL is subject to the registration requirements of Section 12(g) of the Exchange Act because as of December 31, 2016, the aggregate value of its assets exceeded the applicable threshold and its common stock was held of record by 2,000 or more persons. As a result of the registration of its common stock pursuant to the Exchange Act, BNL is subject to the requirements of the Exchange Act and the rules promulgated thereunder. In particular, BNL is required to file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K and otherwise comply with the disclosure obligations of the Exchange Act applicable to issuers filing registration statements to register a class of securities pursuant to Section 12(g) of the Exchange Act.

Investment Company Act: BNL’s securities are not subject to the protections of the Investment Company Act of 1940, as amended.

Accredited investors only: BNL’s securities are only offered and sold to “accredited investors,” as defined under the U.S. securities laws, pursuant to BNL’s PPM and related subscription documents. Individuals are accredited investors only if they meet certain minimum net worth or sustained annual income thresholds. Entities are accredited investors only if they hold sufficient assets or are completely owned by accredited investors. Please see the definition on the SEC website. http://www.sec.gov/answers/accred.htm

Transfers restricted; No trading market: Transfers of BNL’s securities are restricted by federal and state securities laws and certain provisions of our organizational documents. There is no trading market for the shares and there can be no assurance that such a market will develop in the foreseeable future. BNL’s securities may not be transferred, resold, or otherwise disposed of by an investor unless, in the opinion of counsel acceptable to us, registration under federal and applicable state securities laws is not required or compliance is made with the registration requirements of such laws.

Liquidity of BNL’s securities is limited: Redemptions of BNL’s securities are limited in amount and require that the shares have been held for required periods. Provisions of state law, REIT requirements, and other matters may limit redemptions.

Investments involve significant risks: An investment in BNL’s securities involves significant risks. Only investors who can bear the economic risk of an investment of this type for an indefinite period of time and the risk of loss of their entire investment should invest in BNL’s securities. Factors that may cause our actual results, performance, or achievements to differ materially from our stated expectations include, among others: general economic conditions; local real estate conditions in the markets where our properties are located; financial difficulties of our tenants; loss of key personnel; interest rates rising; compliance with REIT requirements; and continued access to capital to fund growth. See the section entitled “Risk Factors” in our PPM for additional information.

This is not investment, financial, legal, or tax advice: This information is not investment, financial, legal, or tax advice and has been prepared without reference to any reader’s investment profile or financial circumstances. You should obtain financial and tax advice and conduct diligent investigation of information material to you before making any investment decision.

Performance data; Stock price: The value of investments and the income or distributions from investments may fall or rise. BNL’s stock price is not set by any market in the common stock but by our independent directors based on the net asset value of our portfolio of properties determined as described in the PPM. We are not required by law to follow any particular methodology in setting the stock price (referred to in our organizational documents as the Determined Share Value”). There may be variations from time to time in how our independent directors apply or weight the criteria described in the PPM in setting the stock price.

No guarantee of future performance: The information contained herein represents the past performance of BNL. Past performance is not a guarantee of future performance. The current performance of BNL may be lower or higher than the past performance. Distributions are made at the discretion of BNL’s board of directors and past practices are not guarantees of the timing or amount of future distributions.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): Our reported results and net earnings per dilutive share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). We also disclose FFO and AFFO, each of which are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

We compute FFO in accordance with the standards established by the 2002 White Paper on FFO approved by the Board of Governors of Nareit, the worldwide representative voice for REITs and publicly traded real estate companies with an interest in the U.S. real estate and capital markets. Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of depreciated real estate assets, depreciation and amortization expense from real estate assets, and impairment charges related to previously depreciated real estate assets. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash revenues and expenses, including straight-line rents, cost of debt extinguishments, amortization of debt issuance costs, amortization of net mortgage premiums, amortization of lease intangibles, (gain) loss on interest rate swaps and other non-cash interest expense, extraordinary items and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2018 Broadstone Net Lease, Inc. All rights reserved.	21